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                               [NSI LETTERHEAD]


PRESS RELEASE
                                                    INVESTOR RELATIONS CONTACT:
                                                    CHESTER J. POPKOWSKI (CHET)
                                                         SENIOR VICE PRESIDENT,
                                         CHIEF FINANCIAL OFFICER, AND TREASURER
                                                                 (404) 853-1205
                                              WEB SITE: WWW.NATIONALSERVICE.COM


                                  MAY 21, 2002

                                      NSI
                                      ----
     APPOINTS PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANT
                                      ----

         ATLANTA, GA -- NATIONAL SERVICE INDUSTRIES (NYSE: NSI) TODAY ANNOUNCED THAT ITS BOARD OF DIRECTORS HAS APPOINTED PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING AUGUST 31, 2002.

         "WE CONDUCTED A THOROUGH EVALUATION PROCESS RESULTING IN THE SELECTION OF PRICEWATERHOUSECOOPERS," SAID BROCK HATTOX, NSI'S CHAIRMAN AND CHIEF EXECUTIVE OFFICER. "WE LOOK FORWARD TO WORKING WITH PRICEWATERHOUSECOOPERS IN THE FIRM'S ROLE AS OUR INDEPENDENT PUBLIC ACCOUNTANT."

         PRICEWATERHOUSECOOPERS LLP REPLACES ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANT. THE SELECTION OF A NEW FIRM WAS NOT THE RESULT OF ANY DISAGREEMENT BETWEEN NATIONAL SERVICE INDUSTRIES AND ARTHUR ANDERSEN ON ANY MATTER OF ACCOUNTING PRACTICES OR FINANCIAL DISCLOSURE.

         "ARTHUR ANDERSEN HAS PROVIDED US PROFESSIONAL SERVICES FOR MANY YEARS, AND WE APPRECIATE THE FINE WORK PROVIDED BY THEIR TEAM," CONCLUDED HATTOX.

                                     * * *

         NATIONAL SERVICE INDUSTRIES, INC., WITH FISCAL YEAR 2001 SALES OF $560 MILLION, HAS TWO BUSINESS SEGMENTS -- TEXTILE RENTAL AND ENVELOPES.

                                     * * *

         CERTAIN INFORMATION CONTAINED IN THIS PRESS RELEASE CONSTITUTES FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS ARE INHERENTLY UNCERTAIN AND INVOLVE RISKS. FOR A DISCUSSION OF SUCH RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS, SEE "RISK FACTORS" IN THE COMPANY'S ANNUAL REPORT OR FORM 10-K FOR THE MOST RECENTLY ENDED FISCAL YEAR.